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WELLS
FARGO                         AMENDED, RESTATED AND CONSOLIDATED PROMISSORY NOTE


                                                            Loan No. 31-0900140R
$110,000,000.00                                        San Francisco, California
                                                                   June 28, 2000


            THIS AMENDED, RESTATED AND CONSOLIDATED PROMISSORY NOTE (this "Note") is made and entered into by and between MHC-DEANZA FINANCING LIMITED PARTNERSHIP, an Illinois limited partnership ("DeAnza"), SNOWBIRDLAND VISTAS, INC., an Illinois corporation ("Snowbirdland") and MHC DATE PALM, L.L.C., a Delaware limited liability company ("Date Palm") (DeAnza, Date Palm and Snowbirdland are individually and collectively, as the context requires and with such determination to be made in the sole discretion of Lender, referred to herein as the "Borrower"), and WELLS FARGO NATIONAL BANK, NATIONAL ASSOCIATION ("Lender").

      RECITALS A. Lender is the holder of (a) that certain Secured Promissory Note dated August 14, 1994, in the original principal amount of $2,218,975.33 and having a current outstanding principal balance of $2,015,403.20 ("Bay Lake Note") made by Snowbirdland, as Agent for DeAnza, and DeAnza and payable to Pacific Life Insurance Company, formerly known as Pacific Mutual Life Insurance Company, a California Corporation ("Pacific"), (b) that certain Secured Promissory Note dated August 14, 1994, in the original principal amount of $8,081,491.39 and having a current outstanding principal balance of $7,340,082.86 ("Buccaneer Note") made by Snowbirdland, as Agent for DeAnza, and DeAnza and payable to Pacific, (c) that certain Secured Promissory Note dated August 14, 1994, in the original principal amount of $13,323,714.75 and having a current outstanding principal balance of $12,101,376.45 ("Colonies Note") made by Snowbirdland, as Agent for DeAnza, and DeAnza and payable to Pacific and (d) that certain Secured Promissory Note dated August 14, 1994, in the original principal amount of $13,435,390.10 and having a current outstanding principal balance of $12,202,806.43 ("Mid-Florida Lakes Note") made by Snowbirdland, as Agent for DeAnza, and DeAnza and payable to Pacific. The Bay Lake Note, Buccaneer Note, Colonies Note and Mid-Florida Lakes Note are referred to collectively herein as the "Original Note."

      B. Concurrently with the execution and delivery of this Note, Lender is advancing to Snowbirdland and DeAnza, as an additional loan, the sum of $2,774,596.80 pursuant to that certain Future Advance Promissory Note Secured by Mortgage (the "Bay Lake Future Advance Note"), the sum of $11,959,917.14 pursuant to that certain Future Advance Promissory Note Secured by Mortgage (the "Buccaneer Future Advance Note"), the sum of $8,398,623.55 pursuant to that certain Future Advance Promissory Note Secured by Mortgage (the "Colonies Future Advance Note") and the sum of $11,797,193.57 pursuant to that certain Future Advance Promissory Note Secured by Mortgage (the "Mid-Florida Lakes Future Advance Note"), the aggregate of such sums collectively referred to herein as the "Additional Florida Loan." The Bay Lake Future Advance Note, Buccaneer Future Advance Note, Colonies Future Advance Note and Mid-Florida Lakes Future Advance Note are collectively referred to herein as the "Future Advance Note."

      C. Borrower and Lender desire to amend, restate and consolidate the Original Note and the Future Advance Note in their entirety to reflect, among other things, (i) the increase in Borrower's indebtedness to Lender by the amount of the Additional Florida Loan pursuant to the Future Advance Note, as well as the additional sums advanced hereunder in the amount of $41,410,000.00,
(ii) a change in the interest rate and the terms of payment and (iii) additional modifications of, additions to, and deletions of, the terms of the Original Note and the Future Advance Note.

1. PROMISE TO PAY. For value received, Borrower promises to pay to the order of Lender, at 1320 Willow Pass Road, Suite 205, Concord, California 94520, or at such other place as may be designated in writing by Lender, the principal sum of ONE HUNDRED TEN MILLION AND NO/100THS DOLLARS ($110,000,000.00) ("Loan"), with interest thereon as specified herein. All sums owing hereunder are payable in lawful money of the United States of America, in immediately available funds, without offset, deduction or counterclaim of any kind.

2. SECURED BY MORTGAGE. This Note is secured by, among other things: (i) that certain Amended, Consolidated and Restated Mortgage and Absolute Assignment of Rents and Leases and Security Agreement (And Fixture Filing) ("Mid-Florida Lakes Mortgage") of even date herewith, executed by Snowbirdland and DeAnza encumbering certain


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      real property and improvements located in Leesburg, Florida, as more particularly described therein ("Mid-Florida Lakes Property"); (ii) that certain Amended, Consolidated and Restated Mortgage and Absolute Assignment of Rents And Leases and Security Agreement (And Fixture Filing) ("Bay Lake Mortgage") of even date herewith, executed by Snowbirdland and DeAnza encumbering certain real property and improvements located in Nokomis, Florida, as more particularly described therein ("Bay Lake Estates Property"); (iii) that certain Amended, Consolidated and Restated Mortgage and Absolute Assignment of Rents and Leases and Security Agreement (And Fixture Filing) ("Buccaneer Mortgage") of even date herewith, executed by Snowbirdland and DeAnza encumbering certain real property and improvements located in North Fort Myers, Florida, as more particularly described therein ("Buccaneer Estates Property"); (iv) that certain Amended, Consolidated and Restated Mortgage and Absolute Assignment of Rents and Leases and Security Agreement (And Fixture Filing) ("Colonies Mortgage") of even date herewith, executed by Snowbirdland and DeAnza encumbering certain real property and improvements located in Margate, Florida and as more particularly described therein ("Colonies of Margate Property"); (v) that certain Mortgage and Absolute Assignment of Rents and Leases and Security Agreement (And Fixture Filing) ("Willow Lake Mortgage") of even date herewith, executed by DeAnza encumbering certain real property and improvements located in Elgin, Illinois, as more particularly described therein ("Willow Lake Estates Property"); (vi) that certain Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (And Fixture Filing) ("DeAnza Deed of Trust") of even date herewith, executed by DeAnza encumbering certain real property and improvements located in Santa Cruz, California, as more particularly described therein ("DeAnza Santa Cruz Property"); (vii) that certain Leasehold Deed of Trust and Absolute Assignment of Rents and Leases and Security Agreement (And Fixture Filing) ("Date Palm Leasehold Deed of Trust") of even date herewith, executed by Date Palm encumbering certain real property and improvements located in Cathedral City, California, as more particularly described therein ("Date Palm Country Club Property"); and (viii) those certain Stock Pledge Agreements executed by Benjamin J. Randall and Rosalind Reed in favor of Lender (collectively referred to herein as the "Stock Pledge Agreements"). The Mid-Florida Lakes Mortgage, Bay Lake Mortgage, Buccaneer Mortgage, Colonies Mortgage, Willow Lake Mortgage, DeAnza Deed of Trust and Date Palm Leasehold Deed of Trust are referred to herein collectively and individually, as applicable, and as modified, extended or renewed, as the "Mortgage" or the "Mortgages." The Mid-Florida Lakes Property, the Bay Lake Estates Property, the Buccaneer Estates Property, the Colonies of Margate Property, the Willow Lake Estates Property, the DeAnza Santa Cruz Property and the Date Palm Country Club Property are referred to herein collectively and individually, as applicable, as the "Property" or the "Properties."

3. DEFINITIONS. For the purposes of this Note, the following terms shall have the following meanings:

      "Affiliate" shall mean, as to any specified Person, any other Person that, directly or indirectly, is in Control of, is Controlled by or is under common Control with such specified Person.

      "Business Day" shall mean any day other than a Saturday, Sunday, legal holiday or other day on which commercial banks in California are authorized or required by law to close. All references in this Note to a "day" or a "date" shall be to a calendar day unless specifically referenced as a Business Day.

      "Control" shall mean with respect to such Person either (i) ownership directly or through other entities of more than 100% of all beneficial equity interest in such Person and (ii) the power to direct the management, operation and business of such person.

      "Debt Service Coverage Ratio" shall mean, as of the last day of the calendar month immediately preceding the applicable calculation date, the ratio in which (a) the numerator is the sum of the Net Operating Income for each of the applicable Properties for the immediately preceding twelve month period and (b) the denominator is the aggregate amount of principal and interest that would be due under this Note for such period based upon a debt service constant of eight and sixty-six one-hundredths percent (8.66%).

      "Default" shall have the meaning set forth in the Mortgages.

      "Disbursement Date" shall mean the date upon which the Loan proceeds are funded into escrow in connection with the closing of the Loan.

      "Effective Date" shall mean the date Lender authorizes the Loan proceeds to be released to Borrower.

      "Loan Documents" shall mean the documents listed in Exhibit B attached hereto and incorporated herein by this reference.


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      "Loan-to-Value Ratio" shall mean, as of the last day of the calendar month immediately preceding the applicable calculation date, the ratio in which
      (a) the numerator is the aggregate amount of principal and interest then due under this Note and (b) the denominator is the "as-is" value of the applicable Properties as set forth in the appraisals for such Properties.

      "Maturity Date" shall mean July 1, 2010.

      "Net Operating Income" shall mean, with respect to a Property, (i) the rental payments actually received by the applicable Borrower ("Gross Rents"); plus (ii) the expense reimbursements actually received by the applicable Borrower ("Expense Reimbursements"); minus the sum of (w) an adjustment for vacancy/collection losses equal to the greater of actual, market or five percent (5%) of the Gross Rents and Expense Reimbursements; and (x) the actual Operating Expenses (as defined below); and (y) an amount for reasonable management expenses equal to the greater of (A) four percent (4%) of Gross Rents or (B) actual management expenses; and (z) a capital improvement reserve equal to $61,300.00 for the Mid-Florida Lakes Property, $11,400.00 for the Bay Lake Estates Property, $48,550.00 for the Buccaneer Estates Property, $40,950.00 for the Colonies of Margate Property, $51,824.00 for the Willow Lake Estates Property, $12,650.00 for the DeAnza Santa Cruz Property, $26,900.00 for the Date Palm Country Club Property, and such amount as shall be reasonably determined by Lender for any Replacement Property (as hereinafter defined).

      "Operating Expenses" shall mean all reasonable operating expenses of such Property, including without limitation, those for maintenance, repairs, annual taxes, bond assessments, ground lease payments, insurance, utilities, and other annual expenses (but not capital expenses) that are standard and customary for properties of this type. Operating Expenses for this purpose shall not include any interest or principal payments on the Loan or any allowance for depreciation.

      "Person" shall mean any individual, corporation, partnership, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

      "Property Worth" shall mean, with respect to each Borrower, the fair market value of the Property or Properties owned by such Borrower as of the Disbursement Date.

      "Rating Agency" shall mean each of Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Duff & Phelps Rating Co., and Fitch Investors Service, Inc., and their successors or assigns, or any other nationally recognized statistical rating agency which rates securities in connection with a securitization.

      "Remaining Properties" shall mean all of the Properties other than those that have been released or requested to be released from the lien of the applicable Mortgage pursuant to a Defeasance (hereinafter defined in Section 14) or in exchange for a Replacement Property.

4.    INTEREST; PAYMENTS.

      4.1   DEFINITIONS. The following terms shall have the meanings indicated:

            "Actual/360 Basis" shall mean on the basis of a 360-day year and charged on the basis of actual days elapsed for any whole or partial month in which interest is being calculated.

            "30/360 Basis" shall mean on the basis of a 360-day year consisting of 12 months of 30 days each.

            "Interest Rate" shall mean a fixed interest rate equal to 7.82%.

      4.2 INTEREST ACCRUAL. Interest on the outstanding principal balance of this Note shall accrue from the Disbursement Date at an annual rate equal to the Interest Rate calculated on an Actual/360 Basis.

      4.3 PAYMENTS. Monthly payments hereunder shall commence on the first day of the calendar month following the Disbursement Date and continue on the first day of each calendar month thereafter through the Maturity Date. If the Disbursement Date is a date other than the first day of a calendar month, the first monthly payment shall be interest only. Subsequent monthly payments shall be calculated on the basis of an equal-payment thirty (30) year


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            amortization of principal and interest. Notwithstanding that interest on this Note accrues on an Actual/360 Basis, the total amount of each such amortized monthly payment of principal and interest shall be determined using a 30/360 Basis. On the Maturity Date, all unpaid principal and accrued but unpaid interest shall be due and owing in full. All interest shall be paid in arrears.

      4.4 ACKNOWLEDGMENTS. Borrower acknowledges that interest calculated on an Actual/360 Basis exceeds interest calculated on a 30/360 Basis and, therefore: (a) a greater portion of each monthly installment of principal and interest will be applied to interest using the Actual/360 Basis than would be the case if interest accrued on a 30/360 Basis; and (b) the unpaid principal balance of this Note on the Maturity Date will be greater using the Actual/360 Basis than would be the case if interest accrued on a 30/360 Basis.

      4.5 APPLICATION OF PAYMENTS. In the absence of a specific determination by Lender to the contrary, all payments paid by Borrower to Lender in connection with the obligations of Borrower under this Note and under the other Loan Documents shall be applied in the following order of priority: (a) to amounts, other than principal and interest, due to Lender pursuant to this Note or the other Loan Documents; (b) to accrued but unpaid interest on this Note; and (c) to the unpaid principal balance of this Note. Upon the occurrence of a Default: (i) Borrower irrevocably waives the right to direct the application of any and all payments at any time thereafter received by Lender from or on behalf of Borrower, and (ii) Borrower irrevocably agrees that Lender shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower in such order of priority as Lender may deem advisable.

5.    LATE CHARGE; DEFAULT RATE.

      5.1 LATE CHARGE. If any payment required hereunder is not paid on or before the fifth calendar day of the month in which it is due, Borrower shall pay a late or collection charge, as liquidated damages, equal to 4% of the amount of such unpaid payment. Borrower acknowledges that Lender will incur additional expenses as a result of any late payments hereunder, which expenses would be impracticable to quantify, and that Borrower's payments under this paragraph are a reasonable estimate of such expenses. The foregoing to the contrary notwithstanding, no late or collection charge shall be payable by Borrower as a result of any delay in the payment of any sum due and payable on the Maturity Date.

      5.2 DEFAULT RATE. Commencing upon a Default and continuing until such Default shall have been cured by Borrower, all sums owing on this Note shall bear interest until paid in full at a rate per annum equal to 5% plus the Interest Rate ("Default Rate").

6. MAXIMUM RATE PERMITTED BY LAW. Neither this Note nor any of the other Loan Documents shall require the payment or permit the collection of any interest or any late payment charge in excess of the maximum rate permitted by law. If any such excess interest or late payment charge is provided for under this Note or any of the other Loan Documents or if this Note or any of the other Loan Documents shall be adjudicated to provide for such excess, neither Borrower nor Borrower's successors or assigns shall be obligated to pay such excess, and the right to demand the payment of any such excess shall be and hereby is waived, and this provision shall control any other provision of this Note or any of the other Loan Documents. If Lender shall collect amounts which are deemed to constitute interest and which would increase the effective interest rate to a rate in excess of the maximum rate permitted by law, all such amounts deemed to constitute interest in excess of the maximum legal rate shall, upon such determination, at the option of Lender, be returned to Borrower or credited against the outstanding principal balance of this Note.

7. ACCELERATION. If (a) Borrower shall fail to pay when due, subject to any applicable grace or cure period, any sums payable under this Note; (b) any other Default shall occur; or (c) any other event or condition shall occur which, under the terms of any of the Mortgages or any other Loan Document, gives rise to a right of acceleration of sums owing under this Note, then Lender, at its sole option, shall have the right to declare all sums owing under this Note immediately due and payable; provided, however, that if any of the Mortgages or any other Loan Document provides for the automatic acceleration of payment of sums owing under this Note, all sums owing under this Note shall be automatically due and payable in accordance with the terms of such of the Mortgages or such other Loan Document.


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8.    BORROWER'S LIABILITY.

      8.1 LIMITATION. Except as otherwise provided in this Section 8, Lender's recovery against Borrower under this Note and the other Loan Documents shall be limited solely to the Properties and the "Collateral" (as defined in the Mortgages).

      8.2 EXCEPTIONS. Nothing contained in Section 8.1 or elsewhere in this Note or the other Loan Documents, however, shall limit in any way the personal liability of Borrower owed to Lender for any losses or damages incurred by Lender (including, without limitation, any impairment of Lender's security for the Loan) with respect to any of the following matters: (a) fraud or willful misrepresentation; (b) material physical waste of the Properties (or any portions thereof) or the Collateral; (c) failure to pay property or other taxes, assessments or charges (other than amounts paid to Lender for taxes, assessments or charges pursuant to Impounds as defined in Exhibit A and where Lender elects not to apply such funds toward payment of the taxes, assessments or charges owed) which may create liens senior to the lien of any of the Mortgages on all or any portion of the Properties; (d) failure to deliver any insurance or condemnation proceeds or awards or any security deposits received by Borrower to Lender as required under the terms of the Loan Documents or any other instrument now or hereafter securing this Note or to otherwise apply such sums as required under the terms of the Loan Documents or any other instrument now or hereafter securing this Note; (e) failure to apply any rents, royalties, accounts, revenues, income, issues, profits and other benefits from the Properties (or any portion thereof) which are collected or received by Borrower during the period of any Default or after acceleration of the indebtedness and other sums owing under the Loan Documents to the payment of either (i) such indebtedness or other sums or (ii) the normal and necessary operating expenses of the Properties; (f) any breach by Borrower of any covenant in this Note or in any of the Mortgages regarding Hazardous Materials (as defined in the Mortgages) or any representation or warranty of Borrower regarding Hazardous Materials proving to have been untrue when made; (g) failure to pay any judgments, costs, expenses, fees and any other amounts whatsoever owing pursuant to, as a result of or in connection with the litigation matters pending, and that have been disclosed to Lender prior to the Effective Date, at the Buccaneer Estates Property, the Willow Lake Estates Property or the DeAnza Santa Cruz Property, respectively; or (h) failure of any of the Date Palm Ground Lease Documents (as hereinafter defined) required to be executed by the ground lessors in connection with the release of the Date Palm Escrow to be legally binding on all of the ground lessors under the ground lease encumbering the Date Palm Country Club Property.

      8.3 NO RELEASE OR IMPAIRMENT. Nothing contained in Section 8.1 shall be deemed to release, affect or impair the indebtedness evidenced by this Note or the obligations of Borrower under, or the liens and security interests created by the Loan Documents, or Lender's rights to enforce its remedies under this Note and the other Loan Documents, including, without limitation, the right to pursue any remedy for injunctive or other equitable relief, or any suit or action in connection with the preservation, enforcement or foreclosure of the liens, mortgages, deeds of trust, assignments and security interests which are now or at any time hereafter security for the payment and performance of all obligations under this Note or the other Loan Documents.

      8.4 PREVAIL AND CONTROL. The provisions of this Section 8 shall prevail and control over any contrary provisions elsewhere in this Note or the other Loan Documents.

9. NON-MORTGAGOR BORROWER. If any Borrower is not also a "Mortgagor" under the Mortgages, such Borrower hereby makes all representations and warranties in favor of Lender contained in Article 5 of the Mortgages, all covenants contained in Section 6.15 of the Mortgages, and all indemnities of Lender contained in Section 6.19 of the Mortgages, jointly and severally with the "Mortgagor" under each of the Mortgages.

10.   MISCELLANEOUS.

      10.1 JOINT AND SEVERAL LIABILITY. If this Note is executed by more than one person or entity as Borrower, the obligations of each such person or entity shall be joint and several. No person or entity shall be a mere accommodation maker, but each shall be primarily and directly liable hereunder.

      10.2 WAIVER OF PRESENTMENT. Except as otherwise provided herein or in any other Loan Document, Borrower hereby waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of nonpayment, notice of costs, expenses or losses and interest thereon, and notice of interest on interest and late charges.


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      10.3  DELAY IN ENFORCEMENT. No previous waiver or failure or delay by
            Lender in acting with respect to the terms of this Note or the Mortgages shall constitute a waiver of any breach, default or failure of condition under this Note, the Mortgages or the obligations secured thereby. A waiver of any term of this Note, the Mortgages or of any of the obligations secured thereby must be made in writing signed by Lender, shall be limited to the express terms of such waiver, and shall not constitute a waiver of any subsequent obligation of Borrower. The acceptance at any time by Lender of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

      10.4 TIME OF THE ESSENCE. Time is of the essence with respect to every provision hereof.

      10.5 GOVERNING LAW. This Note was accepted by Lender in the state of California and the proceeds of this Note were disbursed from the state of California, which state the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. Accordingly, in all respects, including, without limiting the generality of the foregoing, matters of construction, validity, enforceability and performance, this Note, the Mortgages and the other Loan Documents and the obligations arising hereunder and thereunder shall be governed by, and construed in accordance with, the laws of the state of California applicable to contracts made and performed in such state and any applicable law of the United States of America, except that at all times the provisions for the foreclosure of the liens granted under the Mortgages securing this Note and the creation, perfection and enforcement of the security interests created pursuant thereto and pursuant to the other Loan Documents shall be governed by and construed according to the law of the states where the Properties are located. Except as provided in the immediately preceding sentence, Borrower hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, any claim to assert that the law of any jurisdiction other than California governs the Mortgages, this Note and the other Loan Documents.

      10.6 CONSENT TO JURISDICTION. Borrower irrevocably submits to the jurisdiction of: (a) any state or federal court sitting in the state of California over any suit, action, or proceeding, brought by Borrower against Lender, arising out of or relating to this Note or the Loan evidenced hereby; (b) any state or federal court sitting in any of the states where the Properties are located or the state in which Borrower's principal place of business is located over any suit, action or proceeding, brought by Lender against Borrower, arising out of or relating to this Note or the Loan evidenced hereby; and (c) any state court sitting in any of the counties of the states where the Properties are located over any suit, action, or proceeding, brought by Lender to exercise its rights of foreclosure under the applicable Mortgage or any action brought by the Lender to enforce its rights with respect to the Collateral. Borrower irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

      10.7 COUNTERPARTS. This Note may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original and all of which taken together shall be deemed to be one and the same Note.

      10.8 HEIRS, SUCCESSORS AND ASSIGNS. All of the terms, covenants, conditions and indemnities contained in this Note and the other Loan Documents shall be binding upon the heirs, successors and assigns of Borrower and shall inure to the benefit of the successors and assigns of Lender. The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted in this Note or the other Loan Documents.

      10.9 SEVERABILITY. If any term of this Note, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Note, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Note shall be valid and enforceable to the fullest extent permitted by law.

      10.10 CONSENTS, APPROVALS AND EXPENSES. Wherever Lender's consent, approval, acceptance or satisfaction is required under any provision of this Note or any of the other Loan Documents, such consent, approval, acceptance or satisfaction shall not be unreasonably withheld, conditioned or delayed by Lender unless such provision expressly so provides. Wherever costs or expenses are required to be paid under any provision of this Note or any of the other Loan Documents, such costs or expenses shall be reasonable.


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11.   NOTICES. All requests, demands, notices and other communications that are required or permitted to be given to a party under this Note shall be in writing and shall be sent to such party, either by personal delivery, by overnight delivery service, by certified first class mail, return receipt requested, or by facsimile transmission to the address or facsimile number below. All such notices and communications shall be effective upon receipt of such delivery or facsimile transmission, together with a printed receipt of the successful delivery of such facsimile transmission. The addresses and facsimile numbers of the parties shall be:




      Borrower:                                Lender:
      ---------                                -------
      c/o Manufactured Home Communities, Inc.  Wells Fargo Bank, N.A.
      Two North Riverside Plaza                1320 Willow Pass Road, Suite 205
      Suite 800                                Concord, CA  94520
      Chicago, Illinois 60606                  Loan No. 31-0900140R
      Attention:  General Counsel              FAX No.: (925) 691-5947
      FAX No.:  (312) 279-1715

      With a copy to:

      Katz Randall Weinberg & Richmond
      333 West Wacker Drive
      Suite 1800
      Chicago, IL  60606-1288
      Attention:  Benjamin J. Randall
      FAX No.:  (312) 807-3903


12. ADDITIONAL TERMS AND CONDITIONS. The additional terms and conditions set forth in Exhibit A and Exhibit B attached hereto are incorporated herein by this reference.

13. PREPAYMENT. Borrower acknowledges that any prepayment of this Note will cause Lender to lose its interest rate yield on this Note and will possibly require that Lender reinvest any such prepayment amount in loans of a lesser interest rate yield (including, without limitation, in debt obligations other than first mortgage loans on commercial properties). As a consequence, Borrower agrees as follows, as an integral part of the consideration for Lender's making the Loan:

      13.1 RESTRICTIONS. Except for the Date Palm Repayment Option (as hereinafter defined), any voluntary prepayment of this Note: (a) is prohibited except during the last 3 months of the term, (b) is permitted in full only, and not in part, and (c) may only be made on the first day of a month.

      13.2 PREPAYMENT CHARGE. Except as provided below, if this Note is prepaid prior to the last three (3) months of the term, whether such prepayment is involuntary or upon acceleration of the principal amount of this Note by Lender following a Default, Borrower shall pay to Lender on the prepayment date (in addition to all other sums then due and owing to Lender under the Loan Documents) a prepayment charge equal to the greater of the following two amounts: (a) an amount equal to 1% of the then outstanding principal balance of the Loan; or (b) an amount equal to (i) the amount, if any, by which the sum of the present values as of the prepayment date of all unpaid principal and interest payments required under this Note, calculated by discounting such payments from their respective scheduled payment dates back to the prepayment date at a discount rate equal to the Periodic Treasury Yield (defined below) exceeds the outstanding principal balance of the Loan as of the prepayment date, multiplied by (ii) a fraction whose numerator is the amount of the prepayment and whose denominator is the outstanding principal balance of the Loan as of the prepayment date. Notwithstanding the foregoing, no prepayment charge shall apply in respect to any insurance or condemnation proceeds received by Lender and applied by Lender to the outstanding principal balance of the Loan. For purposes of the foregoing, "Periodic Treasury Yield" means (c) the annual yield to maturity of the actively traded non-callable United States Treasury fixed interest rate security (other than any such security which can be surrendered at the option of the holder at face value in payment of federal estate tax or which was issued at a substantial discount) that has a maturity closest to (whether before, on or after) the Maturity Date (or if two or more such securities have maturity dates equally close to the Maturity Date, the average annual yield to maturity of all such securities), as reported in The Wall Street Journal or other authoritative publication or news retrieval service on the fifth Business Day preceding the prepayment date, divided by (d) 12, if scheduled payment dates are monthly, or 4, if scheduled payment dates are quarterly. Notwithstanding the foregoing, no prepayment charge shall be required in connection with the Date Palm Repayment Option.

      13.3 WAIVER. Borrower waives any right to prepay this Note except under the terms and conditions set forth in this Section and agrees that if this Note is prepaid, Borrower will pay the prepayment charge set forth above. Borrower hereby acknowledges that: (a) the inclusion of this waiver of prepayment rights and agreement to pay the prepayment charge for the right to prepay this Note was separately negotiated with Lender; (b) the economic value of the various elements of this waiver and agreement was discussed; (c) the consideration given by Borrower for the Loan was adjusted to reflect the specific waiver and agreement negotiated between Borrower and Lender and contained herein; and (d) this waiver is intended to comply with California Civil Code Section 2954.10.

Borrower's Initials: ________ ________ ________

      13.4 INSURANCE PROCEEDS; CONDEMNATION AWARDS. Notwithstanding anything herein to the contrary, no prepayment charge shall be due and owing with respect to any involuntary prepayment resulting from Lender's application of any insurance proceeds or condemnation awards to the Loan.

14. DEFEASANCE. At any time after the Lockout Expiration Date (defined below), Borrower may elect to cause Lender to release one or more of the Properties from the lien of any of the Mortgages and the other Loan Documents and to accept other collateral in substitution therefor, in accordance with the provisions of this Section ("Defeasance"), at Borrower's sole cost and expense. "Lockout Expiration Date" means the earlier of (a) the second anniversary of the "startup day" (as defined in Internal Revenue Code Section 860(G)(a)(9)) of any "real estate mortgage investment conduit" (as defined in Internal Revenue Code Section 860D) that holds this Note and (b) the third anniversary of the date of this Note. For purposes of this Section 14 only, (a) the values of the Mid-Florida Lakes Property, the Bay Lake Estates Property, the Buccaneer Estates Property, the Colonies of Margate Property, the Willow Lake Estates Property, the DeAnza Santa Cruz Property and the Date Palm Country Club Property, respectively, expressed as a percentage of the total principal amount of the Loan ("Allocated Loan Percentage"), shall be deemed to be 21.8182%, 4.3544%, 17.5455%, 18.6364%, 17.7273%, 5.60%, and
      14.3182%; and (b) the portion of the principal amount of the Loan allocable to each of the Properties ("Allocated Loan Amount") shall be deemed initially to be the Allocated Loan Percentage for such Property multiplied by the initial total principal amount of the Loan and, thereafter, the same such amount as the same shall be reduced by ratable application of payments of principal made under this Note from time to time.

      14.1 CONDITIONS. Borrower shall only have the right to cause a Defeasance if no Default has occurred and is continuing and all of the following conditions have been satisfied:

            a. Notice. Borrower shall give at least 60 days but not more than 90 days' written notice to Lender specifying the date of Borrower's intended Defeasance ("Release Date"), which date shall be a scheduled payment date and such notice shall indicate the principal amount of the Note to be defeased;

            b. Payments. Borrower shall pay in full, on or before the Release Date, all accrued and unpaid interest and all other sums due under this Note and the other Loan Documents on or before the Release Date, including without limitation, (i) all costs and expenses paid or incurred by Lender or its agents in connection with the Defeasance, the purchase of the Defeasance Collateral (defined below), the release of the applicable Properties, the review of the proposed Defeasance Collateral and the preparation of the Defeasance Security Agreement (defined below) and related documentation, and (ii) any revenue, documentary stamp, intangible or other taxes, charges or fees due in connection with the transfer or assumption of this Note or the Defeasance;

            c. Deliveries. Borrower shall deliver the following items to Lender on or before the Release Date:

                  (i) immediately available funds ("Defeasance Deposit") in an amount sufficient to enable Lender to purchase, through means and sources customarily employed and available to Lender, for the account of Borrower, direct, non-callable obligations of the United States of America that provide for payments prior, but as close as possible, to all successive scheduled payment dates occurring after the Release Date, with each such payment being equal to or greater than one hundred twenty five percent (125%) of the product of the Allocated Loan Percentage for the Properties that are the subject of the applicable Defeasance multiplied by the installments of principal and interest required to be paid under this Note (including, without limitation, all amounts due on the Maturity Date) for the balance of the term hereof ("Defeasance Collateral"), each of which shall be duly endorsed by the holder as directed by Lender or accompanied by a written instrument of transfer in form and substance satisfactory to Lender in its sole discretion (including, without limitation, such instruments as may be required by the depository institution holding such securities or the issuer of such securities, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Security Agreement (as defined below) the first priority security interest in the Defeasance Collateral in favor of Lender.

                  (ii) a pledge and security agreement, in form and substance satisfactory to Lender in its reasonable discretion, creating a first priority security interest in favor of Lender in the Defeasance Collateral ("Defeasance Security Agreement"), which shall provide, among other things, that any payments generated by the applicable Defeasance Collateral shall be paid directly to Lender and applied by Lender to amounts then due and payable under this Note allocable to the Allocated Loan Amount for the Properties that are the subject of the applicable Defeasance and that any excess received by Lender from the applicable Defeasance Collateral over the amounts payable by Borrower under this Note allocable to the Allocated Loan Amount for the Properties that are the subject of the applicable Defeasance shall be first, paid to Lender and applied by Lender to any other amounts then due and payable under this Note, and second, refunded to Borrower promptly after each scheduled payment date;

                  (iii) a certificate of Borrower certifying that all of the requirements of this Section 14.1 have been satisfied;

                  (iv) an opinion of counsel for Borrower in form and substance and delivered by counsel satisfactory to Lender in its sole discretion, subject, however, to standard enforceability opinion qualifications and limitations, stating, among other things, that (aa) Lender has a perfected first priority security interest in the Defeasance Collateral, (bb) the Defeasance Security Agreement is enforceable against Borrower in accordance with its terms and (cc) any REMIC Trust formed pursuant to a securitization will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Internal Revenue Code Section 860D, as amended from time to time, or any successor statute, as a result of the Defeasance;

                  (v) a certificate from a firm of independent certified public accountants acceptable to Lender certifying that the Defeasance Collateral satisfies the requirements of
                        Section 14.1c(i);

                  (vi) written evidence from the applicable Rating Agencies that the Defeasance will not result in a downgrading, withdrawal or qualification of the respective ratings in effect immediately prior to the Defeasance for any securities issued in connection with the securitization which are then outstanding;

                  (vii) if the Property to be released pursuant to this Section is either the Mid-Florida Lakes Property, the Bay Lake Estates Property, the Buccaneer Estates Property or the Colonies of Margate Property, then a conveyance of title to the Property to be released to a Person other than a Borrower;

                  (viii) such other certificates, documents or instruments as
                        Lender may reasonably require, including, without limitation, such amendments to this Note and the other Loan Documents as Lender reasonably deems appropriate to reflect the Defeasance.

      14.2 RELEASE OF LIEN. Upon satisfaction of all conditions specified above with respect to any Defeasance, the Property subject to such Defeasance shall be released from the lien of the applicable Mortgage and the other Loan Documents to which it is subject, and the applicable Defeasance Collateral, any Defeasance Collateral previously delivered to Lender under this Note, the Remaining Properties and the proceeds thereof shall constitute the only collateral which shall secure the obligations of Borrower under this Note and the other Loan Documents. Simultaneously with the release of a Property pursuant to this Section, Lender shall release that portion of all cash or other accounts maintained pursuant to the Loan Documents relating to such Property. Lender shall, at Borrower's expense, execute and deliver any agreements reasonably requested by Borrower to release the lien of the applicable Mortgage from the applicable Property.

      14.3 DEFEASANCE DEPOSIT. Borrower hereby authorizes and directs Lender, using the means and sources customarily employed and available to Lender, to use the Defeasance Deposit to purchase the Defeasance Collateral as agent and for the account of Borrower. Payments from the Defeasance Collateral shall be made directly to Lender for application to the Loan as provided hereinabove. Any part of the Defeasance Deposit exceeding the amount necessary to purchase the Defeasance Collateral and to pay the other costs which Borrower is obligated to pay under this Section 14 shall be refunded to Borrower. Borrower agrees to pay all sums referred to in Section 14.1b above on or before the Release Date.

      14.4 ASSIGNMENT AND ASSUMPTION. Upon the release of any of the Properties in accordance with this Section 14, Borrower shall, at the request of Lender, assign all of its right, title and interest in and to the pledged Defeasance Collateral, any Defeasance Collateral previously delivered to Lender under this Note and all its obligations and rights under this Note, the Defeasance Security Agreement, any Defeasance Security Agreement previously delivered to Lender under this Note and the other Loan Documents, to a successor entity designated by Borrower and approved by Lender in its sole discretion. Such successor entity shall execute an assumption agreement in form and substance satisfactory to Lender in its sole discretion pursuant to which it shall assume Borrower's obligations under this Note, the Defeasance Security Agreement, any Defeasance Security Agreement previously delivered to Lender under this Note and the other Loan Documents. As conditions to such assignment and assumption, Borrower shall: (a) deliver to Lender a new limited guaranty in form and substance satisfactory to Lender in its sole discretion executed by the principals of such successor entity; (b) deliver to Lender an opinion of counsel in form and substance and delivered by counsel satisfactory to Lender in its sole discretion subject, however, to standard enforceability opinion qualifications and limitations, stating, among other things, that such assumption agreement is enforceable against Borrower and such successor entity in accordance with its terms and that this Note, the Defeasance Security Agreement, any Defeasance Security Agreement previously delivered to Lender under this Note and the other Loan Documents, as so assumed, are enforceable against such successor entity in accordance with their respective terms; and (c) pay all costs and expenses incurred by Lender or its agents in connection with such assignment and assumption (including, without limitation, the review of the proposed transferee and the preparation of the assumption agreement and related documentation). Upon such assumption, Borrower shall be relieved of its obligations under this Note, the Defeasance Security Agreement, any Defeasance Security Agreement previously delivered to Lender under this Note and the other Loan Documents other than those obligations which are specifically intended to survive the payment of the Loan or other termination, satisfaction or assignment of this Note, the Defeasance Security Agreement, any Defeasance Security Agreement previously delivered to Lender under this Note or the other Loan Documents or Lender's exercise of its rights and remedies under any of such documents and instruments.

15. WAIVER OF JURY TRIAL. LENDER AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF LENDER OR BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN TO BORROWER. BY ACCEPTANCE OF THIS EXECUTED NOTE, LENDER AGREES TO THE FOREGOING WAIVER.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

"BORROWER"

SNOWBIRDLAND VISTAS, INC.,
an Illinois corporation


By:   /s/ Jennifer Usher
   ------------------------------
Name: Jennifer Usher
     ----------------------------
Its:  AVP/Secretary
    -----------------------------

MHC DATE PALM, L.L.C.,
a Delaware limited liability company

By: MHC-QRS DATE PALM, INC.,
    a  Delaware corporation, its Managing Member

    By: /s/ John M Zoeller
       --------------------------
    Name: John M Zoeller
         ------------------------
    Its: VP
        -------------------------

MHC-DEANZA FINANCING LIMITED PARTNERSHIP, an Illinois limited partnership

By: MHC-QRS DEANZA, INC.,
    an Illinois corporation, its General Partner

    By: /s/ John M Zoeller
       --------------------------
    Name: John M Zoeller
         ------------------------
    Its: VP
        -------------------------

                          EXHIBIT A TO PROMISSORY NOTE
                         ADDITIONAL TERMS AND CONDITIONS


This Exhibit A is attached to and forms a part of that Amended, Restated and Consolidated Promissory Note ("Note") executed by MHC-DEANZA FINANCING LIMITED PARTNERSHIP, an Illinois limited partnership ("DeAnza"), SNOWBIRDLAND VISTAS, INC., an Illinois corporation ("Snowbirdland") and MHC DATE PALM, L.L.C., a Delaware limited liability company ("Date Palm") (DeAnza, Date Palm and Snowbirdland are individually and collectively, as the context requires and with such determination to be made in the sole discretion of Lender, referred to herein as the "Borrower") in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender").

1. DISBURSEMENT OF LOAN PROCEEDS; LIMITATION OF LIABILITY. Borrower hereby authorizes Lender to disburse the proceeds of the Loan, after deducting any and all fees owed by Borrower to Lender in connection with the Loan, to Commonwealth Land Title Insurance Company (the "Title Company"). With respect to such disbursement, Borrower understands and agrees that Lender does not accept responsibility for errors, acts or omissions of others, including, without limitation, the escrow company, other banks, communications carriers or clearinghouses through which the transfer of Loan proceeds may be made or through which Lender receives or transmits information, and no such entity shall be deemed Lender's agent. As a consequence, Lender shall not be liable to Borrower for any actual (whether direct or indirect), consequential or punitive damages which may arise with respect to the disbursement of Loan proceeds, whether or not
      (a) any claim for such damages is based on tort or contract, or (b) either Lender or Borrower knew or should have known of the likelihood of such damages in any situation.

2.    FINANCIAL STATEMENTS.

      2.1 STATEMENTS REQUIRED. During the term of the Loan and while any liabilities of Borrower to Lender under any of the Loan Documents remain outstanding and unless Lender otherwise consents in writing, Borrower shall provide to Lender the following:

            a. OPERATING STATEMENT. Not later than 10 days after and as of each calendar month during the first 6 months of the term of the Loan, and thereafter not later than 30 days after and as of the end of each calendar quarter, an operating statement, signed and dated by Borrower and in a form acceptable to Lender, showing all revenues and expenses during such month or quarter and year-to-date, relating to each of the Properties, including, without limitation, all information requested under any of the Loan Documents;

            b. RENT ROLL. Not later than 10 days after and as of each calendar month during the first 6 months of the term of the Loan, and thereafter not later than 30 days after and as of the end of each calendar quarter, a rent roll signed and dated by Borrower and in a form acceptable to Lender, showing the following lease information with regard to each tenant: the name of the tenant, monthly or other periodic rental amount, date of commencement of the lease, and payment status;

            c. BALANCE SHEET. If requested by Lender, not later than 90 days after and as of the end of each fiscal year, a balance sheet, signed and dated by Borrower and in a form acceptable to Lender (or audited financial statements if Borrower obtains them), showing all assets and liabilities of Borrower; and

            d. OTHER INFORMATION. From time to time, upon Lender's delivery to Borrower of at least 10 days' prior written notice, such other information with regard to Borrower, principals of Borrower, guarantors or the Properties as Lender may reasonably request in writing.

      2.2 FORM; WARRANTY. Borrower agrees that all financial statements to be delivered to Lender pursuant to Section 2.1 shall: (a) be complete and correct in all material respects; (b) present fairly the financial condition of the party; (c) disclose all liabilities that are required to be reflected or reserved against; and (d) be prepared in accordance with the same accounting standard used by Borrower to prepare the financial statements delivered to and approved by Lender in connection with the making of the Loan or other accounting standards


                                   EXHIBIT A
            acceptable to Lender. Borrower shall be deemed to warrant and represent that, as of the date of delivery of any such financial statement, there has been no material adverse change in financial condition, nor have any assets or properties been sold, transferred, assigned, mortgaged, pledged or encumbered since the date of such financial statement except as disclosed by Borrower in a writing delivered to Lender. Borrower agrees that all rent rolls and other information to be delivered to Lender pursuant to Section 2.1 shall not contain any misrepresentation or omission of a material fact.

      2.3 LATE CHARGE. If any financial statement, leasing schedule or other item required to be delivered to Lender pursuant to Section 2.1 is not timely delivered, Borrower shall promptly pay to Lender, as a late charge, the sum of $500 per item. In addition, Borrower shall promptly pay to Lender an additional late charge of $500 per item for each full month during which such item remains undelivered following written notice from Lender. Borrower acknowledges that Lender will incur additional expenses as a result of any such late deliveries, which expenses would be impracticable to quantify, and that Borrower's payments under this Section 2.3 are a reasonable estimate of such expenses. Notwithstanding anything to the contrary contained herein, once during each year of the term of the Loan Lender will give notice to Borrower of its failure to provide any item required to be delivered to Lender pursuant to Section 2.1 and if any such items are not delivered within three (3) Business Days following such notice, then at such time the late charge specified herein shall take effect.

3.    IMPOUNDS.

      3.1 AMOUNTS. Borrower shall deposit with Lender the amounts ("Impounds") stated below on the dates stated below, for the purpose of paying the costs stated below:

            a. TAXES. (i) $1,549,779.00 on the Disbursement Date, and (ii) on the first payment date on which both principal and interest under the Loan are payable and on each payment date thereafter, an amount estimated from time to time by Lender in its reasonable discretion to be sufficient to pay for taxes and other liabilities payable by Borrower under Section 6.9 of each of the Mortgages. The initial estimated monthly amount to be deposited by Borrower on each payment date is $210,110.00.

            b. INSURANCE. (i) $56,600.00 on the Disbursement Date, and (ii) on the first payment date on which both principal and interest under the Loan are payable and on each payment date thereafter, an amount estimated from time to time by Lender in its reasonable discretion to be sufficient to pay for premiums for insurance payable by Borrower under Section 6.10 of each of the Mortgages. The initial estimated monthly amount to be deposited by Borrower on each payment date is $7,075.00.

            c. DEFERRED MAINTENANCE. $78,413.00 on the Disbursement Date for Deferred Maintenance Work (defined below).

            d. CAPITAL EXPENDITURES. $21,131.17 on the first payment date on which both principal and interest under the Loan are payable and on each payment date thereafter for payment or reimbursement of Capital Expenditures (defined below). Notwithstanding the foregoing, once $760,722.12 is held in this account (the "Capped Amount"), Borrower may temporarily cease making payments to this account; provided, however, that upon a release of Impounds from this account causing the amount held in such account to drop beneath the Capped Amount, Borrower must immediately resume payments on each payment date until such time as the Capped Amount has been reached.

3.2   APPLICATION.

      a. TAXES. If no Default exists, Lender shall apply the Impounds in a timely fashion to the payment of the taxes and other liabilities stated above.

      b. INSURANCE. If no Default exists, Lender shall apply the Impounds to the payment of the insurance premiums stated above.

      c. DEFERRED MAINTENANCE WORK. If no Default exists, Lender shall release the Impounds to Borrower once a quarter, no less than $25,000.00 per release, to pay or reimburse Borrower for the Deferred


                                   EXHIBIT A

            Maintenance Work (defined below); provided, however, that Lender shall have received and approved each of the following:

            (i) Borrower's written request for such release, describing the Deferred Maintenance Work and a cost breakdown thereof in reasonable detail, and certifying that all such Deferred Maintenance Work has been completed lien-free and in a workmanlike manner; and

            (ii) an inspection report signed by an inspector selected by Lender, whose fees and expenses shall be paid by Borrower, and such other evidence as Lender shall require, confirming Borrower's certification.

      d. CAPITAL EXPENDITURES. If no Default exists, Lender shall release the Impounds to Borrower once a quarter, no less than $50,000.00 per release, to pay or reimburse Borrower for the Capital Expenditures (defined below); provided, however, that Lender shall have received and approved each of the following:

            (i) Borrower's written request for such release, describing the Capital Expenditures and certifying that all Capital Expenditures have been paid or incurred by Borrower for work completed lien-free and in a workmanlike manner;

            (ii)  copies of invoices supporting the request for such release;
                  and

            (iii) if deemed necessary by Lender, an inspection report signed by an inspector selected by Lender, whose fees and expenses shall be paid by Borrower, and such other evidence as Lender shall reasonably require, confirming borrower's certification.

3.3 GENERAL. Any portion of the Impounds that exceeds the amount required for payment of the foregoing costs shall be repaid to Borrower upon Borrower's compliance with the foregoing. Reference is made to Section 6.12(b) of each of the Mortgages for a description of the account into which the Impounds shall be deposited and for a description of certain rights and remedies of Lender with respect to amounts in such account.

3.4   MAINTENANCE AND CONSTRUCTION.

      a. DEFERRED MAINTENANCE WORK. Borrower shall complete the lien-free performance of the Deferred Maintenance Work (as defined below) on or before December 31, 2000. Borrower shall perform the Deferred Maintenance Work in a workmanlike manner and in accordance with all applicable laws, ordinances, rules and regulations. "Deferred Maintenance Work" shall mean the repairs to the roof drain, gazebo, waste water treatment plant, asphalt, pool, fence and water heater all as more fully described in the Property Condition Survey dated May 22, 2000, prepared by National Assessment Corporation with respect to the Colonies of Margate Property and Mid-Florida Lakes Property, and prepared by Integrated Property Analysis, Inc. with respect to the DeAnza Santa Cruz Property.

      b. CAPITAL EXPENDITURES. Borrower shall complete the lien-free performance or installation of the Capital Expenditures (as defined below) from time to time as necessary, in a workmanlike manner and in accordance with all applicable laws, ordinances, rules and regulations. "Capital Expenditures" shall mean major repairs and replacements to maintain or improve the Properties, including, without limitation, structural repairs, roof replacements, HVAC repairs and replacements, mechanical and plumbing repairs and replacements and boiler repair and replacements.

      c. RIGHT OF INSPECTION. Lender shall have the right to enter upon the Properties at all reasonable times, subject to reasonable notice except in the event of an emergency, in which case no notice shall be required, to inspect all work for the purpose of verifying information disclosed or required pursuant to this Note, in a manner which does not unreasonably interfere with the operations on the Properties. Notwithstanding the foregoing, Lender shall not be obligated to supervise or inspect any work or to inform Borrower or any third party regarding any aspect of any work.


                                   EXHIBIT A

3.5 RELEASE. Lender shall release any Impounds to Borrower through a funds transfer of such Impounds initiated by Lender to the following account or such other account as Borrower specifies in a notice to Lender:

                  Bank Name:  Bank of America
            ABA Routing No.:  071-000039
               Account Name:  7366-9-01095
                  Reference:  MHC Operating Limited Partnership
                     Advise:  Megan McBride (312) 828-6274

            Lender will determine the funds transfer system and other means to be used in making each such release. Borrower agrees that each such funds transfer initiated by Lender will be deemed to be a funds transfer properly authorized by Borrower, even if the transfer is not actually properly authorized by Borrower. Borrower acknowledges that Lender will rely on the account number and ABA routing number set forth above or specified in a notice from Borrower to Lender, even if such account number identifies an account with a name different from the name so specified, or the routing number identifies a bank different from the bank so specified. If Borrower learns of any error in the transfer of any Impounds or of any transfer which was not properly authorized, Borrower shall notify Lender as soon as possible in writing but in no case more than 14 days after Lender's first confirmation to Borrower of such transfer.

4. ONE-TIME RIGHT OF TRANSFER OF PROPERTY TO THIRD PARTY. Notwithstanding anything to the contrary contained in Section 6.15 of the Mortgages, Lender shall, one time only, consent to the voluntary sale or exchange of all (but not less than all) of the Properties to a bona-fide third party purchaser ("Transfer"), if no Default has occurred and is continuing, no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a Default and all of the following conditions have been satisfied:

      4.1 Lender receives at least sixty-five (65) days prior written notice of the proposed Transfer;

      4.2 Lender's reasonable determination that the proposed purchaser, the proposed guarantor, if any, and the Properties all satisfy Lender's then applicable credit review and underwriting standards, taking into consideration, among other things, (a) any decrease in the Properties' cash flow which would result from any increase in real property taxes due to any anticipated reassessment of the Properties for tax purposes and (b) any then applicable requirement of Lender that such proposed borrowing entity constitute a single purpose asset and bankruptcy remote entity which, at the time of the Transfer, shall be in full compliance with the representations and covenants set forth in Section 5.2 of the Mortgages (as such representations may be reasonably modified by Lender after reviewing the ownership structure of the proposed borrowing entity);

      4.3 if required by Lender, delivery to Lender of a non-consolidation opinion from a law firm reasonably acceptable to Lender and in form and substance reasonably satisfactory to Lender;

      4.4 Lender's reasonable determination that the proposed purchaser possesses satisfactory recent experience in the ownership and operation of properties comparable to the Properties;

      4.5 the execution and delivery to Lender of such documents and instruments as Lender shall reasonably require, in form and content reasonably satisfactory to Lender, including, without limitation,
            (i) an assumption agreement under which the purchaser assumes all obligations and liabilities of Borrower under this Note and the other Loan Documents and agrees to periodically pay such new or additional Impounds to Lender as Lender may reasonably require, and
            (ii) a consent to the Transfer by any existing guarantor and a reaffirmation of such guarantor's obligations and liabilities under any guaranty made in connection with the Loan or a new guaranty executed by a new guarantor reasonably satisfactory to Lender;

      4.6 if required by Lender, delivery to Lender of evidence of title insurance reasonably satisfactory to Lender insuring Lender that the liens of the Mortgages and the priority thereof will not be impaired or affected by reason of such Transfer of the Properties;

      4.7 payment to Lender of an assumption fee equal to 0.5% of the then outstanding principal balance of this Note;

      4.8 if reasonably required by Lender, deposit with Lender of any new or additional Impounds;


                                   EXHIBIT A

      4.9 reimbursement to Lender of any and all costs and expenses paid or incurred by Lender in connection with such Transfer, including, without limitation, all in-house or outside counsel attorneys' fees, title insurance fees, appraisal fees, inspection fees, environmental consultant's fees and any fees or charges of the applicable Rating Agencies;

      4.10 if required by Lender, delivery to Lender of written evidence from the applicable Rating Agencies that such Transfer will not result in a downgrading, withdrawal or qualification of the respective ratings in effect immediately prior to the Transfer for any securities issued in connection with the securitization of the Loan which are then outstanding; and

      4.11 any third party consents or approvals that are required in order to consummate the contemplated transaction shall have been obtained and Lender shall be provided with satisfactory evidence of same.

Lender shall fully release Borrower and any existing guarantor from any further obligation or liability to Lender under this Note and the other Loan Documents upon the assumption by the purchaser and any new guarantor of all such obligations and liabilities and the satisfaction of all other conditions precedent to a Transfer in accordance with the provisions of this Section.

5. TRANSFER OF PROPERTY TO AN AFFILIATE. Notwithstanding anything to the contrary contained in Section 6.15 of the Mortgage, Lender shall one time only with respect to each of the Properties consent to either (a) the voluntary sale or exchange of such Property by deed to an Affiliate of Manufactured Home Communities, Inc. ("MHC") or (b) the assignment by DeAnza of any Nominee Agreement executed by and between DeAnza, as Principal, and Snowbirdland, as Agent, pertaining to such Property, to an Affiliate of MHC (both of which are referred to herein as an "Affiliate Transfer"), if no Default has occurred and is continuing, no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a Default and all of the following conditions have been satisfied:

      5.1 Lender receives at least sixty-five (65) days prior written notice of the proposed Affiliate Transfer;

      5.2 Lender's reasonable determination that (a) such Property's cash flow will not be materially and adversely impacted due to any increase in real property taxes resulting from the Affiliate Transfer and (b) the Affiliate of MHC satisfies any then applicable requirement of Lender that such proposed borrowing entity constitute a single purpose asset and bankruptcy remote entity which, at the time of the transfer, shall be in full compliance with the representations and covenants set forth in Section 5.2 of the Mortgage encumbering such Property (as such representations may be reasonably modified by Lender after reviewing the ownership structure of the proposed borrowing entity);

      5.3 if required by Lender, delivery to Lender of a non-consolidation opinion from a law firm reasonably acceptable to Lender and in form and substance reasonably satisfactory to Lender;

      5.4 the execution and delivery to Lender of such documents and instruments as Lender shall reasonably require, in form and content reasonably satisfactory to Lender, including, without limitation,
            (i) an assumption agreement under which the purchaser assumes all obligations and liabilities of Borrower under this Note and the other Loan Documents and agrees to periodically pay such new or additional Impounds to Lender as Lender may reasonably require, and
            (ii) a consent to the Affiliate Transfer by any existing guarantor and a reaffirmation of such guarantor's obligations and liabilities under any guaranty made in connection with the Loan or a new guaranty executed by a new guarantor reasonably satisfactory to Lender;

      5.5 if required by Lender, delivery to Lender of evidence of title insurance reasonably satisfactory to Lender insuring Lender that the lien of such Mortgage and the priority thereof will not be impaired or affected by reason of such Affiliate Transfer of any such Property;

      5.6 reimbursement to Lender of any and all costs and expenses paid or incurred by Lender in connection with such Affiliate Transfer, including, without limitation, all in-house or outside counsel attorneys' fees, title insurance fees, appraisal fees, inspection fees, environmental consultant's fees and any fees or charges of the applicable Rating Agencies;

      5.7 if required by Lender, delivery to Lender of written evidence from the applicable Rating Agencies that such Affiliate Transfer will not result in a downgrading, withdrawal or qualification of the respective ratings in


                                   EXHIBIT A
            effect immediately prior to the Affiliate Transfer for any securities issued in connection with the securitization of the Loan which are then outstanding; and

      5.8 any third party consents or approvals that are required in order to consummate the contemplated transaction shall have been obtained and Lender shall be provided with satisfactory evidence of same.

      Lender shall fully release Borrower from any further obligation or liability to Lender under this Note and the other Loan Documents upon the assumption by the Affiliate of all such obligations and liabilities and the satisfaction of all other conditions precedent to an Affiliate Transfer in accordance with the provisions of this Section. In addition to the Affiliate Transfer permitted above, Lender's consent shall not be required for the normal day to day trading of shares of MHC in the public securities market and such transactions shall not constitute an Affiliate Transfer hereunder.

6. REPLACEMENT PROPERTIES. Upon at least 65 days' but not more than 90 days' written notice to Lender specifying the date of Borrower's intended substitution ("Substitution Date"), which date shall be a scheduled payment date, Borrower may elect to cause Lender to release one or more of the Properties from the lien of the Mortgage encumbering such Property, provided that simultaneously with such release, Borrower shall execute and deliver to Lender, as security for the Loan, a mortgage, deed of trust or deed to secure debt, as applicable ("Replacement Mortgage"), encumbering a manufactured housing community property ("Replacement Property"), in substantially the same form as the Mortgage to be released, such other documents as Lender may reasonably require for the purpose of granting Lender a first priority, perfected lien on and security interest in such Replacement Property and all related rents, personal property, reserves and escrows on the same terms and conditions as the liens and security interests granted to Lender in such Property on the Effective Date, and such other modifications and amendments to the Loan Documents as may be necessitated due to the substitution of the Replacement Property for the Property that will be released (all of the foregoing, together with the Replacement Mortgage, the "Replacement Documents").

      6.1 Borrower's right to obtain a release of a Property shall also be subject to the following conditions and restrictions:

            a. no Default shall have occurred and be continuing and no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a Default;

            b. Borrower shall not, over the life of the Loan, be entitled to replace Properties having, in the aggregate, an Allocated Loan Amount of more thirty percent (30%) of the Loan;

            c. at least sixty-five (65) days prior to the proposed date of such release, Lender shall have obtained an appraisal of the Replacement Property and, if required by Lender, updated appraisals of the Remaining Properties, prepared by Cushman & Wakefield, or such other third-party real estate professional that is approved by the Rating Agencies, indicating that the Loan-to-Value Ratio as of the date of such release, obtained by using the "as-is" value of the proposed Replacement Property set forth in such appraisal together with the "as-is" value of the Remaining Properties as of the date of such proposed release if new appraisals are required by Lender for the Remaining Properties, or as of the Disbursement Date if new appraisals are not required by Lender, is at least equal to the Loan-to-Value Ratio existing on the Disbursement Date which is sixty-three percent (63%);

            d. Lender shall have obtained a Phase I environmental report and, if recommended by such Phase I report, a Phase II environmental report prepared by The SI Group, Inc., or such other environmental consultant as is approved by the Rating Agencies, stating that the Replacement Property complies with all applicable environmental laws;

            e. Lender shall have obtained an engineering report, prepared by National Assessment Corporation, or such other consulting engineer as is approved by the Rating Agencies, stating that the Replacement Property complies with all applicable building laws and does not require performance of deferred maintenance, or if remedial steps are required to effect such compliance or such deferred maintenance, identifying such steps and projecting the cost thereof, which may not exceed $50,000.00, and in which case Borrower shall be required to deposit with Lender an amount equal to one hundred fifty percent (150%) of such projected costs, which shall be deemed Impounds to be released substantially in accordance with the provisions contained in Section 3 of Exhibit A to this Note;

                                   EXHIBIT A

            f. Borrower shall have caused to be delivered all leases, title commitments, title insurance policies, surveys, hazard and liability insurance, evidence of compliance with zoning and other laws, legal opinions and other items of due diligence with respect to the Replacement Property as the Rating Agencies may require, all of which shall be in form and substance acceptable to the Rating Agencies;

            g. the Debt Service Coverage Ratio, calculated by substituting the Net Operating Income of the Replacement Property for the Net Operating Income of the Property to be released, combined with the Net Operating Income of the Remaining Properties, as of the time of such release shall be at least equal to the Debt Service Coverage Ratio existing on the Disbursement Date which is 1.41 to 1;

            h. the Person transferring the Replacement Property to a Borrower shall be solvent and shall be making such transfer on an arm's length basis and for fair consideration, and such Borrower and such Person shall deliver certifications and evidence to such effect and such other certifications as Lender shall reasonably require to assure itself that the substitution does not constitute a fraudulent conveyance on the part of any Person (assuming such Person was not solvent at the time of substitution);

            i. Borrower shall comply with such other terms and conditions as the Rating Agencies shall require in connection with such substitution;

            j. the organizational documents of the applicable Borrower shall, if required, be modified to permit the ownership and operation of the Replacement Property;

            k. an opinion of counsel for Borrower in form and substance and delivered by counsel satisfactory to Lender in its sole discretion stating, among other things, that any REMIC Trust formed pursuant to a securitization will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Internal Revenue Code Section 860D, as amended from time to time, or any successor statute, as a result of the release of such Property and the substitution of the Replacement Property;

            l. the applicable Borrower shall transfer title to the Property to be released to a Person other than such Borrower or any other Borrower;

            m. written evidence from the applicable Rating Agencies that the proposed release of such Property and substitution of the Replacement Property will not result in a downgrading, withdrawal or qualification of the respective ratings in effect immediately prior to such release and substitution for any securities issued in connection with the securitization which are then outstanding;

            n. any third party consents or approvals that are required in order to consummate the contemplated transaction shall have been obtained and Lender shall be provided with satisfactory evidence of same;

            o. delivery to Lender of evidence of title insurance reasonably satisfactory to Lender; and

            p. reimbursement to Lender of any and all costs and expenses paid or incurred by Lender in connection with the request to substitute a Replacement Property, including, without limitation, all in-house or outside counsel attorneys' fees, title insurance fees, appraisal fees, inspection fees, environmental consultant's fees and any fees or charges of the applicable Rating Agencies.

7.    CONTRIBUTION AMONG THE ENTITIES THAT COMPRISE THE  BORROWER.

      7.1 CONTRIBUTION. To provide for just and equitable contribution among the entities that comprise the Borrower, if any payment is made by a Borrower (a "Funding Borrower") hereunder or under any other Loan Document in respect of the Secured Obligations (as defined in each of the Mortgages), such Funding Borrower shall be entitled to a contribution from the other entities that comprise the Borrower for all payments, damages and expenses incurred by such Funding Borrower under or in connection with such Secured Obligations, such contributions to be made in the manner and to the extent set forth below. Any amount payable as a contribution under this Note shall be determined as of the date on which the related payment is made by a Funding Borrower.

                                   EXHIBIT A

      7.2 CALCULATION OF CONTRIBUTIONS. Each Borrower shall be liable for contribution to each Funding Borrower in respect of all payments, damages and expenses incurred by such Funding Borrower hereunder or under any other Loan Document in an aggregate amount, subject to
            Section 7.3 hereof, equal to (i) the ratio of (x) the Property Worth of the applicable Property owned by such Borrower to (y) the Property Worth of the Properties owned by all of the entities that comprise the Borrower, multiplied by (ii) the aggregate amount of such payments, damages and expenses incurred by such Funding Borrower under or in connection with the Secured Obligations.

      7.3 RIGHTS TO CONTRIBUTION SUBORDINATED. Each Borrower agrees that all of its rights to receive contributions under this Section 7 (whether for payments, damages, expenses or otherwise) and all of its rights, if any, to be subrogated to any of the rights of Lender shall be subordinated in right of payment (in liquidation or otherwise) to the prior payment in full in cash of all of the Secured Obligations (whether for principal, interest, premium or otherwise). If any amount shall at any time be paid to a Borrower on account of such rights of contribution or subrogation, or in contravention of the provisions of this Section 7.3 at any time, such amount shall be held in trust, segregated from the other assets of such Borrower, for the benefit of the Lender and shall promptly be paid to the Lender. The foregoing shall constitute a continuing offer to, and agreement with, all persons that from time to time may become holders of, or continue to hold, Secured Obligations under this Note, and the provisions of the foregoing sentence are made for the benefit of such holders and such holders, as third party beneficiaries hereunder, are entitled to enforce such provisions.

8. DATE PALM COUNTRY CLUB PROPERTY TRANSFERS. Notwithstanding anything to the contrary contained in Section 6.15 of the Mortgage, and in addition to the rights contained in Section 5 of this Exhibit A, Lender shall one time only with respect to the Date Palm Country Club Property consent to either
      (a) the voluntary transfer of the Date Palm Country Club Property by assignment of lease to DeAnza or (b) the assignment of all or any portion of the membership interests in Date Palm to DeAnza (both of which are referred to herein as the "Date Palm Transfer"), if no Default has occurred and is continuing, no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a Default and all of the following conditions have been satisfied:

      8.1 Lender receives at least sixty-five (65) days prior written notice of the proposed Date Palm Transfer;

      8.2 if required by Lender, delivery to Lender of a non-consolidation opinion from a law firm reasonably acceptable to Lender and in form and substance reasonably satisfactory to Lender;

      8.3 the execution and delivery to Lender of such documents and instruments as Lender shall reasonably require, in form and content reasonably satisfactory to Lender, including, without limitation, a consent to the Date Palm Transfer by any existing guarantor and a reaffirmation of such guarantor's obligations and liabilities under any guaranty made in connection with the Loan or a new guaranty executed by a new guarantor reasonably satisfactory to Lender;

      8.4 if required by Lender, delivery to Lender of evidence of title insurance reasonably satisfactory to Lender insuring Lender that the lien of such Mortgage and the priority thereof will not be impaired or affected by reason of such Date Palm Transfer;

      8.5 reimbursement to Lender of any and all costs and expenses paid or incurred by Lender in connection with such Date Palm Transfer, including, without limitation, all in-house or outside counsel attorneys' fees, title insurance fees, appraisal fees, inspection fees, environmental consultant's fees and any fees or charges of the applicable Rating Agencies;

      8.6 if required by Lender, delivery to Lender of written evidence from the applicable Rating Agencies that such Date Palm Transfer will not result in a downgrading, withdrawal or qualification of the respective ratings in effect immediately prior to the Date Palm Transfer for any securities issued in connection with the securitization of the Loan which are then outstanding; and

      8.7 any third party consents or approvals that are required in order to consummate the contemplated transaction shall have been obtained and Lender shall be provided with satisfactory evidence of same.

If the Date Palm Transfer consists of an assignment of lease to DeAnza, then Lender shall fully release Date Palm from any further obligation or liability to Lender under this Note and the other Loan Documents upon the assumption by DeAnza of all


                                   EXHIBIT A
such obligations and liabilities and the satisfaction of all other conditions precedent to the Date Palm Transfer in accordance with the provisions of this Section.

9. DATE PALM APPROVAL, REPLACEMENT OR REPAYMENT. In the event that Borrower has not obtained the approval of the Bureau of Indian Affairs with respect to the Loan (the "Date Palm Approval") by the Effective Date, then the Title Company will not record the Date Palm Leasehold Deed of Trust and Lender will not disburse to Borrower the Allocated Loan Amount attributable to the Date Palm Country Club Property in the amount of $15,750,000 (the "Date Palm Escrow"). Instead, Lender shall disburse the Date Palm Escrow into an interest-bearing pledged account maintained by Lender for the benefit of Borrower until such time as Borrower has delivered evidence of the Date Palm Approval to Lender in form and substance satisfactory to Lender, together with such other documents and instruments that were to be delivered to Lender on or before the Effective Date if the Date Palm Approval had been obtained on or before the Effective Date (the "Date Palm Ground Lease Documents"). Upon delivery of the Date Palm Approval and the Date Palm Ground Lease Documents, Lender shall disburse the Date Palm Escrow and the Title Company will be directed to record the Date Palm Leasehold Deed of Trust.

      The Date Palm Escrow shall constitute Collateral (as defined in the Mortgages). Upon any Default, Lender shall have the right, in addition to any other rights of Lender under the Loan Documents, to foreclose its security interest in the Date Palm Escrow and apply the sums in the Date Palm Escrow to the repayment of the indebtedness outstanding under this
      Note in such order as Lender shall determine. At any time and from time to time, promptly upon Lender's request, Borrower shall execute such additional documents and instruments as Lender shall reasonably deem necessary or desirable for the purpose of confirming and perfecting Lender's security interest in the Date Palm Escrow.

      In the event Borrower is unable to obtain the Date Palm Approval and the Date Palm Ground Lease Documents by September 1, 2000 (the "Date Palm Determination Date"), then on the Date Palm Determination Date Borrower must either: (1) pay down the Loan ("Date Palm Repayment Option") in the amount of the Date Palm Escrow with no prepayment charge, but subject to the payment of Hedge Losses (as hereinafter defined) or (2) substitute for the Date Palm Country Club Property a Replacement Property ("Date Palm Replacement Option") by providing written notice to Lender on or before August 1, 2000 ("Date Palm Notification Date") specifying Borrower's intention to replace the Date Palm Country Club Property with the Replacement Property. Borrower shall reimburse Lender for any and all costs and expenses paid or incurred by Lender in connection with the Date Palm Approval, the Date Palm Repayment Option and the Date Palm Replacement Option, including, without limitation, all in-house or outside counsel attorneys' fees and any title insurance fees, appraisal fees, inspection fees and environmental consultant's fees.

      9.1 In the event Borrower exercises the Date Palm Repayment Option, at such time as Lender has received payment of the Hedge Losses, Lender shall direct the Title Company to return the Date Palm Leasehold Deed of Trust to Borrower, together with such other documents held in escrow by the Title Company pertaining to the Date Palm Country Club Property. Lender shall fully release Date Palm from any further obligation or liability to Lender under this Note and the other Loan Documents upon the satisfaction of all other conditions precedent to the Date Palm Repayment Option in accordance with the provisions of this Section. Borrower acknowledges that, in connection with the making of this Loan, Lender has initiated either a short sale or purchase of United States Treasury Note future or option contracts, as well as other interest rate arrangements (collectively referred to herein as the "Hedge Agreements") based upon the full amount of the Loan and the full term of the Loan. Accordingly, the Date Palm Repayment Option may cause Lender to incur certain losses, costs, and expenses in connection with the Hedge Agreements attributable to the funds on deposit in the Date Palm Escrow ("Hedge Losses"). Borrower agrees to be liable for the Hedge Losses, if any, in the event it exercises the Date Palm Repayment Option.

      9.2 In the event that Borrower exercises the Date Palm Replacement Option, then Lender will direct the Title Company to return the Date Palm Leasehold Deed of Trust to Borrower, together with such other documents held in escrow by the Title Company pertaining to the Date Palm Country Club Property, provided that simultaneously with such return, Borrower shall execute and deliver to Lender, as security for the Loan, a Replacement Mortgage encumbering the Replacement Property, in substantially the same form as the other Mortgages, and such other documents as Lender may reasonably require for the purpose of granting Lender a first priority, perfected lien on and security interest in such Replacement Property and all related rents, personal property, reserves and escrows on the same terms and conditions as the liens and security interests granted to Lender in the other Properties on the Effective Date, and such other modifications and amendments to the Loan Documents as may be necessitated due to the substitution of the Replacement Property for the Date

            Palm Country Club Property (all of the foregoing, together with the Replacement Mortgage, the "Date Palm Replacement Documents").

      9.3 Borrower's right to replace the Date Palm Country Club Property with a Replacement Property shall also be subject to the following conditions and restrictions, which if not met by the Date Palm Determination Date will result in a determination that Borrower has elected the Date Palm Repayment Option:

            a. as of the Date Palm Determination Date, no Default shall have occurred and be continuing and no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a Default;

            b. Lender shall have obtained an appraisal of the Replacement Property and, if required by Lender, updated appraisals of the Remaining Properties, prepared by Cushman & Wakefield, or such other third-party real estate professional that is approved by Lender, indicating that the Loan-to-Value Ratio as of the Date Palm Determination Date, obtained by using the "as-is" value of the proposed Replacement Property set forth in such appraisal together with the "as-is" value of the Remaining Properties as of the Date Palm Determination Date if new appraisals are required by Lender for the Remaining Properties, or as of the Disbursement Date if new appraisals are not required by Lender, is at least equal to the Loan-to-Value Ratio existing on the Disbursement Date which is sixty-three percent (63%);

            c. Lender shall have obtained a Phase I environmental report and, if recommended by such Phase I report, a Phase II environmental report prepared by The SI Group, Inc., or such other environmental consultant as is approved by Lender, stating that the Replacement Property complies with all applicable environmental laws;

            d. Lender shall have obtained an engineering report, prepared by National Assessment Corporation, or such other consulting engineer as is approved by Lender, stating that the Replacement Property complies with all applicable building laws and does not require performance of deferred maintenance, or if remedial steps are required to effect such compliance or such deferred maintenance, identifying such steps and projecting the cost thereof, which may not exceed $50,000.00, and in which case Borrower shall be required to deposit with Lender an amount equal to one hundred fifty percent (150%) of such projected costs, which shall be deemed Impounds to be released substantially in accordance with the provisions contained in Section 3 of Exhibit A to this Note;

            e. Borrower shall have caused to be delivered on or before the Date Palm Notification Date all leases, title commitments, title insurance policies, surveys, hazard and liability insurance, evidence of compliance with zoning and other laws, legal opinions and other items of due diligence with respect to the Replacement Property as Lender may require, and which were delineated in the loan application letter between Lender and Borrower, all of which shall be in form and substance acceptable to Lender;

            f. the Debt Service Coverage Ratio, calculated by substituting the Net Operating Income of the Replacement Property for the Net Operating Income of the Date Palm Country Club Property, combined with the Net Operating Income of the Remaining Properties, as of the Date Palm Determination Date shall be at least equal to the Debt Service Coverage Ratio existing on the Disbursement Date which is 1.41 to 1;

            g. the Person transferring the Replacement Property to a Borrower shall be solvent and shall be making such transfer on an arm's length basis and for fair consideration, and such Borrower and such Person shall deliver certifications and evidence to such effect and such other certifications as Lender shall reasonably require to assure itself that the substitution does not constitute a fraudulent conveyance on the part of any Person (assuming such Person was not solvent at the time of substitution);

            h. the organizational documents of the applicable Borrower shall, if required, be modified to permit the ownership and operation of the Replacement Property;

            i. if the Replacement Property is acquired by Date Palm, then Date Palm shall transfer title to the Date Palm Country Club Property to a Person other than Date Palm or any other Borrower;


                                   EXHIBIT A

            j. if the Replacement Property is acquired by a Borrower other than Date Palm, then Date Palm shall be fully released from any further obligation or liability to Lender under this Note and the other Loan Documents upon the satisfaction of all other conditions precedent to the Date Palm Replacement Option in accordance with the provisions of this Section;

            k. any third party consents or approvals that are required in order to consummate the contemplated transaction shall have been obtained and Lender shall be provided with satisfactory evidence of same; and

            l. delivery to Lender of evidence of title insurance reasonably satisfactory to Lender.

Borrower acknowledges and agrees that in order for Lender to obtain and analyze the third party reports specified in Subsections 9.3(b), (c) and (d) of Exhibit A of this Note before the Date Palm Determination Date, Borrower will need to identify the Replacement Property to Lender before the Date Palm Notification Date. Borrower further acknowledges and agrees that in no event shall Lender be liable to Borrower in any aspect whatsoever in the event that the conditions specified in 9.3(b), (c) and (d) of Exhibit A of this Note have not been satisfied by the Date Palm Determination Date thus requiring Borrower to elect the Date Palm Repayment Option.


                                   EXHIBIT A

                          EXHIBIT B TO PROMISSORY NOTE
                   LOAN DOCUMENTS AND OTHER RELATED DOCUMENTS

This Exhibit B is attached to and forms a part of that Amended, Restated and Consolidated Promissory Note ("Note") executed by MHC-DEANZA FINANCING LIMITED PARTNERSHIP, an Illinois limited partnership ("DeAnza"), SNOWBIRDLAND VISTAS, INC., an Illinois corporation ("Snowbirdland") and MHC DATE PALM, L.L.C., a Delaware limited liability company ("Date Palm") (DeAnza, Date Palm and Snowbirdland are individually and collectively, as the context requires and with such determination to be made in the sole discretion of Lender, referred to herein as the "Borrower") in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender").

1. LOAN DOCUMENTS. The documents numbered 1.1 through 1.21 below of even date herewith (unless otherwise specified) and any amendments, modifications and supplements thereto which have received the prior written approval of Lender and any documents executed in the future that are approved by Lender and that recite that they are "Loan Documents" for purposes of this Note are collectively referred to as the "Loan Documents".

      1.1   This Note;

      1.2 Mid-Florida Lakes Mortgage, Bay Lake Mortgage, Buccaneer Mortgage, Colonies Mortgage, Willow Lake Mortgage, DeAnza Deed of Trust and Date Palm Leasehold Deed of Trust;

      1.3 Bay Lake Note, Buccaneer Note, Colonies Note and Mid-Florida Lakes Note, each endorsed to the order of Lender pursuant to those certain Allonge Endorsements to Promissory Note executed by Pacific;

      1.4 Notices and Acknowledgements of Future Advance executed by Snowbirdland and DeAnza respectively for the Mid-Florida Lakes Property, Bay Lake Estates Property, Buccaneer Estates Property and Colonies of Margate Property;

      1.5 (a) The Florida real estate mortgage dated August 14, 1994, in the original principal amount of $2,218,975.33, executed by Snowbirdland, as Agent for DeAnza, and DeAnza in favor of Pacific ("Bay Lake Original Mortgage"); (b) the Assignment of Rents and Leases dated August 14, 1994, pertaining to property located in Nokomis, Florida, executed by Snowbirdland, as Agent for DeAnza, and DeAnza in favor or Pacific ("Bay Lake Assignment of Rents"); (c) the Florida real estate mortgage dated August 14, 1994, in the original principal amount of $8,081,491.39, executed by Snowbirdland, as Agent for DeAnza, and DeAnza in favor of Pacific ("Buccaneer Original Mortgage"); (d) the Assignment of Rents and Leases dated August 14, 1994, pertaining to property located in North Fort Myers, Florida, executed by Snowbirdland, as Agent for DeAnza, and DeAnza in favor or Pacific ("Buccaneer Assignment of Rents"); (e) the Florida real estate mortgage dated August 14, 1994, in the original principal amount of $13,323,714.75, executed by Snowbirdland, as Agent for DeAnza, and DeAnza in favor of Pacific ("Colonies Original Mortgage"); (f) the Assignment of Rents and Leases dated August 14, 1994, pertaining to property located in Margate, Florida, executed by Snowbirdland, as Agent for DeAnza, and DeAnza in favor or Pacific ("Colonies Assignment of Rents"); (g) the Florida real estate mortgage dated August 14, 1994, in the original principal amount of $13,435,390.10, executed by Snowbirdland, as Agent for DeAnza, and DeAnza in favor of Pacific ("Mid-Florida Lakes Original Mortgage");
            (h) the Assignment of Rents and Leases dated August 14, 1994, pertaining to property located in Leesburg, Florida, executed by Snowbirdland, as Agent for DeAnza, and DeAnza in favor or Pacific ("Mid-Florida Lakes Assignment of Rents"); each of the foregoing, as assigned to Lender by an Assignment of Mortgage and Other Loan Documents from Pacific to Lender, are collectively referred to as the "Original Mortgages";

      1.6 Bay Lake Future Advance Note, Buccaneer Future Advance Note, Colonies Future Advance Note and Mid-Florida Lakes Future Advance Note;

      1.7   State of Illinois Commercial Code - Financing Statements - Form
            UCC-1;

      1.8 State of Florida Uniform Commercial Code - Financing Statements - Form UCC-1;

                                    EXHIBIT B

      1.9 State of California Uniform Commercial Code - Financing Statements - Form UCC-1;

      1.10  Corporate Borrowing Resolutions and Certificates of Incumbency;

      1.11  Limited Liability Company Borrowing Certificate;

      1.12  Partnership Borrowing Certificate;

      1.13 Corporate Resolution Authorizing Limited Liability Company Activity and Certificate of Incumbency;

      1.14 Corporate Resolution Authorizing Partnership Activity and Certificate of Incumbency;

      1.15 Corporate Resolutions Authorizing Execution of Guaranty and Endorsement and Hypothecation of Property and Certificate of Incumbency;

      1.16  Ground Lease Estoppel Certificate and Agreement;

      1.17  Supplemental Agreement No. 5;

      1.18 Subordination and Estoppel Agreement, executed for the Bay Lake Estates Property, Mid-Florida Lakes Property, Buccaneer Estates Property and Colonies of Margate Property, respectively;

      1.19 Assignment of Water Services Agreements and Consent and Subordination of Water Service Provider, executed for the Buccaneer Estates Property, and the Assignments of Water and Sanitary Sewer Services Agreements and Consent and Subordination of Water and Sanitary Sewer Service Provider, executed for the Colonies of Margate Property and the DeAnza Santa Cruz Property, respectively;

      1.20 Assignment of Management Contracts and Consent and Subordination of Manager;

      1.21  Stock Pledge Agreements; and

      1.22 O&M Plan Letters executed for the Mid-Florida Lakes Property, Buccaneer Estates Property, Colonies of Margate Property, Willow Lake Estates Property, DeAnza Santa Cruz Property and Date Palm Country Club Property, respectively.

2.    OTHER RELATED DOCUMENTS WHICH ARE NOT LOAN DOCUMENTS.

      2.1 Flood Hazard Notices with respect to the Bay Lake Estates Property, and Colonies of Margate Property, respectively;


                                    EXHIBIT B

2.2   Limited Guaranty; and

2.3   Bankruptcy Non-Consolidation Opinion of Borrower's legal counsel.


                                    EXHIBIT B
                                       3